Consolidated Statements of Cash Flows (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Cash flows used in operating activities
Net loss	$ (2,615)	$ (2,870)
Adjustments for:
Stock-based compensation	429	690
Stock option expense	179
Depreciation equipment	2	2
Amortization and others	67	345
Accounts receivable and other receivables	6	(11)
Prepaid expenses	(49)	(55)
Inventories	1	3
Accounts payable and accrued liabilities	(189)	290
Security deposit		13
Net cash used in operating activities	(2,169)	(1,593)
Cash flows from (used in) financing activities
Proceeds from issuance of share capital		5,000
Repayment of operation lease and financing obligation	(68)	(60)
Net cash provided by financing activities	(68)	4,940
Net increase (decrease) in cash	(2,237)	3,347
Cash, beginning of the period	5,239	7,946
Cash, end of the period	3,002	11,293
Supplemental Disclosure
Income taxes paid
Interest paid
Non-cash investing and financing activities
Operating lease right-of-use asset	$ 144	$ 329